                                                                    EXHIBIT 10.1

================================================================================

                                CREDIT AGREEMENT

                                   dated as of

                               December 29, 2004,

                          as amended and restated as of

                               February 16, 2005,

                                      among

                            SYMBOL TECHNOLOGIES, INC.

                            The Lenders Party Hereto

                           JPMORGAN CHASE BANK, N.A.,
                  as Administrative Agent and Collateral Agent

                                       and

                               FLEET NATIONAL BANK

                              as Syndication Agent

                           ---------------------------

                          J.P. MORGAN SECURITIES INC.,
                      and BANC OF AMERICA SECURITIES LLC,
                   as Co-Lead Arrangers and Joint Bookrunners

================================================================================

                        FIRST AMENDMENT AND RESTATEMENT dated as of February 16,
                  2005 (this "Amendment"), of the (a) CREDIT AGREEMENT dated as of December 29, 2004 (as in effect on the Amendment Closing Date (as defined below), the "Credit Agreement", and as amended by this Amendment and as further amended, supplemented or otherwise modified from time to time, the "Amended Credit Agreement"), among SYMBOL TECHNOLOGIES, INC. (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), and JPMORGAN CHASE BANK, N.A., as administrative agent and collateral agent (in such capacities, the "Administrative Agent" and the "Collateral Agent", as the case may be) and (b) GUARANTEE AND COLLATERAL AGREEMENT dated as of December 29, 2004 (as in effect on the Amendment Closing Date, the "GCA", and as amended by this Amendment and as further amended, supplemented or otherwise modified from time to time, the "Amended GCA") among the Borrower, certain subsidiaries of the Borrower and JPMORGAN CHASE BANK, N.A., as Collateral Agent.

            A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement or the Amended GCA, as applicable.

            B. Pursuant to Section 5.13 of the Credit Agreement, the Borrower is required to fully satisfy the Deferred Collateral Requirement no later than February 16, 2005 and to use its commercially reasonable efforts to cause such requirement to be satisfied as far in advance of such date as reasonably practicable. In connection with the satisfaction of such requirement, the Borrower has requested that the Credit Agreement and the GCA be amended so as to clarify the requirements set forth in the definition of "Collateral and Guarantee Requirement" and Schedule 3.12 of the Credit Agreement and to effectuate certain other amendments to the Credit Agreement and the GCA.

            C. The Required Lenders are willing, subject to the terms and conditions set forth in this Amendment, to effect such amendments to the Credit Agreement and the GCA.

            Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            SECTION 1. Amendments and Restatements of Credit Agreement and GCA.
(a) Effective as of the Amendment Effective Date (as defined in Section 3 hereof), (i) the Credit Agreement is hereby amended and restated in the form of the Amended and Restated Credit Agreement attached as Exhibit A to this Amendment (it being understood that all schedules and exhibits to the Credit Agreement other than Exhibit A and Schedules 2.01 and 3.12 shall continue to constitute schedules and exhibits to the Credit Agreement, as amended and restated hereby, in the forms thereof immediately prior to the Amendment Effective Date) and (ii) the GCA is hereby amended and restated in the form of the Amended and Restated Guarantee and Collateral Agreement attached as Exhibit B to this Amendment.

            (b) Amendment to Exhibit A. Exhibit A to the Credit Agreement is replaced with Exhibit A to the Amended Credit Agreement.

            (c) Amendment to Schedule 2.01. Schedule 2.01 to the Credit Agreement is replaced with a Schedule 2.01(A) attached to the Amended Credit Agreement reflecting the Commitments in effect immediately prior to the Amendment Effective Date and a Schedule 2.01(B) attached to the Amended Credit Agreement reflecting the Commitments in effect after giving effect to the assignments occurring substantially simultaneously with the Amendment Effective Date.

            (d) Amendment to Schedule 3.12. Schedule 3.12 of the Credit Agreement is replaced with Schedule 3.12 to the Amended Credit Agreement.

            SECTION 2. Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment, the Borrower and each of the Guarantors represents and warrants to each of the Lenders, the Administrative Agent and the Collateral Agent that, as of each of the Amendment Effective Date:

            (i) This Amendment has been duly authorized, executed and delivered by it and this Amendment and each of the Credit Agreement, as amended and restated hereby, and the GCA, as amended and restated hereby, constitutes its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

            (ii) The representations and warranties set forth in Article III of the Credit Agreement and Sections 3.03 and 4.02 of the GCA are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

            (iii) No Default or Event of Default has occurred and is continuing.

            (iv) The Borrower and each of the Guarantors represents and warrants to each of the Lenders, the Administrative Agent and the Collateral Agent that, as of the Amendment Effective Date and after giving effect to this Amendment, the Collateral and Guarantee Requirement shall be satisfied.

            SECTION 3. Effectiveness of Amendment. The amendments to the Credit Agreement and the GCA set forth in Section 1 hereof shall become effective as of the first date (the "Amendment Effective Date") on which the following conditions have been satisfied:

            (a) The Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of the Borrower, the Guarantors, the Required Lenders and the Collateral Agent.

            (b) The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by the Chief Executive Officer or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement.

            (c) The Administrative Agent shall have received on the Amendment Effective Date favorable legal opinions of Peter Lieb, General Counsel of the Borrower, Latham & Watkins L.L.P. and each other counsel to the Borrower and to the Guarantors or to the Administrative Agent as shall be required in order to cause the Collateral and Guarantee Requirement to be satisfied, including without limitation, counsel in Japan, the Netherlands, Mexico and the United Kingdom, in each case, addressed to the Administrative Agent and the Lenders and dated the Amendment Effective Date, covering such matters relating to this Amendment, the Credit Agreement and the GCA, in each case, as amended and restated hereby, and the other Loan Documents and security interests thereunder, as the Administrative Agent may reasonably request, and each such opinion shall be reasonably satisfactory to the Administrative Agent.

            (d) The Administrative Agent shall have received such documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Loan Parties, this Amendment, the other Loan Documents and the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent.

            (e) To the extent deemed necessary or appropriate by the Administrative Agent, (i) each Security Document required to be executed to satisfy the Deferred Collateral Requirement and (ii) the Intercreditor Agreement and the Acknowledgment and Consent, in each case shall have been executed and delivered. The Collateral and Guarantee Requirement shall have been satisfied and the benefits of and the security provided by the Security Documents shall extend to the Obligations, as defined in the GCA after giving effect to the Amendments hereunder.

            (f) To the extent invoiced, the Administrative Agent shall have received payment or reimbursement of its reasonable out-of-pocket expenses in connection with this Amendment and any other out-of-pocket expenses of the Administrative Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

            SECTION 4. Effect of Amendment. (a) Except as amended and restated hereby, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement, the GCA or any other Loan Document (including, in each case, any guarantees, pledges and grants of security interests or other similar rights thereunder), and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants, agreements or other provisions of the Credit Agreement, the GCA or of any other Loan Document (including, in each case, any guarantees, pledges and grants of security interests or other similar rights thereunder), all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or the Guarantors to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the GCA or any other Loan Document (including, in each case, any guarantees, pledges and grants of security interests or other similar rights thereunder) in similar or different circumstances

            (b) On and after each date on which provisions of this Amendment become effective in accordance with Section 3 hereof, each reference in the Credit Agreement or the GCA to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and each reference to the Credit Agreement or the GCA in any other Loan Document shall be deemed to be a reference to the Credit Agreement or the GCA, in each case as amended and restated to give effect to such provisions. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents (including, in each case, for all purposes of any guarantees, pledges and grants of security interests or other similar rights thereunder).

            SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            SECTION 6. Costs and Expenses. The Borrower and the Guarantors, jointly and severally, agree to reimburse the Administrative Agent for its reasonable out of pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

            SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

            SECTION 8. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized officers as of the date first above written.

                                     SYMBOL TECHNOLOGIES, INC.,

                                        By:
                                              /s/ Mark T. Greenquist
                                            ------------------------------------
                                            Name: Mark T. Greenquist
                                            Title:  Sr. Vice President and Chief
                                            Financial Officer

                                     @POS.COM, INC.,

                                        By

                                              /s/ Mark T. Greenquist
                                            ------------------------------------
                                            Name: Mark T. Greenquist
                                            Title:  Chief Executive Officer

                                     COVIGO, INC.,

                                        By

                                              /s/ Mark T. Greenquist
                                            ------------------------------------
                                            Name: Mark T. Greenquist
                                            Title:  Chief Executive Officer

                                     SYMBOL TECHNOLOGIES
                                     INTERNATIONAL, INC.,

                                        By

                                              /s/ Mark T. Greenquist
                                            ------------------------------------
                                            Name: Mark T. Greenquist
                                            Title:  Chief Executive Officer

                                     SYMBOLEASE, INC.,

                                        By

                                              /s/ Mark T. Greenquist
                                            ------------------------------------
                                            Name: Mark T. Greenquist
                                            Title:  Chief Executive Officer

                                     SYMBOL TECHNOLOGIES finance, INC.,

                                        By

                                              /s/ Mark T. Greenquist
                                            ------------------------------------
                                            Name: Mark T. Greenquist
                                            Title: Chief Executive Officer

                                     TELXON CORPORATION,

                                        By

                                              /s/Cary G. Schmiedel
                                            ------------------------------------
                                            Name: Cary G. Schmiedel
                                            Title: Vice President & Treasurer

                                     THE RETAIL TECHNOLOGY GROUP, INC.,

                                        By

                                              /s/ James M. Conboy
                                            ------------------------------------
                                            Name: James M. Conboy
                                            Title:  President

                                     JPMORGAN CHASE BANK, N.A.,
                                     INDIVIDUALLY AND AS ADMINISTRATIVE
                                     AGENT AND COLLATERAL AGENT,

                                        By

                                              /s/ Philip a. Mousin
                                            ------------------------------------
                                            Name: Philip a. Mousin
                                            Title:  Vice President

                                     FLEET NATIONAL BANK,

                                        By

                                              /s/ Debra E. DelVecchio
                                            ------------------------------------
                                            Name: Debra E. DelVecchio
                                            Title:  Managing Director